UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 5, 2009, The Nasdaq Stock Market (“Nasdaq”) announced through a press release it will delist the common stock of Nutrition 21, Inc. (the “Company”) effective 10 days following the filing by Nasdaq of Form 25 with the Securities and Exchange Commission.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

See Item 3.01 above.  The Company’s common stock effective with its suspension of trading on Nasdaq began trading on the OTC Bulletin Board under the symbol: NXXI.OB.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits:

99.1  Press release, dated November 5, 2009, issued by The Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: November 5, 2009	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated November 5, 2009 issued by The Nasdaq Stock Market